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                                                                    Exhibit 23.1




                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
USAir, Inc.:

We consent to the use of our report included herein in the registration statement.



                                                           KPMG Peat Marwick LLP


Washington D.C.
July 2, 1996